Putnam Sustainable Future Fund
The fund's portfolio
7/31/23 (Unaudited)

COMMON STOCKS (98.6%)(a)
	Shares	Value
Biotechnology (5.7%)
Ascendis Pharma A/S ADR (Denmark)(NON)	24,400	$2,199,660
Compass Pathways PLC ADR (United Kingdom)(NON)	160,600	1,496,792
Exact Sciences Corp.(NON)	77,600	7,569,104
Regeneron Pharmaceuticals, Inc.(NON)	7,500	5,564,325
Rocket Pharmaceuticals, Inc.(NON)	111,325	2,009,416
Sarepta Therapeutics, Inc.(NON)	13,300	1,441,587
Twist Bioscience Corp.(NON)	70,925	1,726,315

		22,007,199
Capital markets (1.9%)
MSCI, Inc.	13,600	7,453,888

		7,453,888
Chemicals (1.8%)
Ginkgo Bioworks Holdings, Inc.(NON)	560,939	1,407,957
Ginkgo Bioworks Holdings, Inc.(NON)	168,300	422,433
Novozymes A/S Class B (Denmark)	98,341	4,933,446

		6,763,836
Commercial services and supplies (4.9%)
Casella Waste Systems, Inc. Class A(NON)	93,600	7,552,584
Cintas Corp.	22,500	11,295,900

		18,848,484
Construction and engineering (1.5%)
Quanta Services, Inc.	28,500	5,746,170

		5,746,170
Consumer staples distribution and retail (2.3%)
Sprouts Farmers Market, Inc.(NON)	225,700	8,858,725

		8,858,725
Diversified telecommunication services (1.6%)
Liberty Global PLC Class A (United Kingdom)(NON)	328,100	6,092,817

		6,092,817
Electric utilities (1.5%)
Constellation Energy Corp.	61,700	5,963,305

		5,963,305
Electrical equipment (1.3%)
Regal Rexnord Corp.	31,600	4,935,288

		4,935,288
Electronic equipment, instruments, and components (1.2%)
Trimble Inc.(NON)	88,900	4,782,820

		4,782,820
Financial services (2.4%)
Eurazeo SE (France)	37,485	2,287,420
Mastercard, Inc. Class A	17,700	6,978,756

		9,266,176
Food products (0.9%)
Darling Ingredients, Inc.(NON)	51,800	3,587,150

		3,587,150
Ground transportation (1.0%)
Uber Technologies, Inc.(NON)	77,300	3,823,258

		3,823,258
Health care equipment and supplies (9.2%)
Cooper Cos., Inc. (The)	21,300	8,333,838
Dexcom, Inc.(NON)	97,800	12,181,968
IDEXX Laboratories, Inc.(NON)	14,600	8,099,058
Intuitive Surgical, Inc.(NON)	6,700	2,173,480
ResMed, Inc.	20,900	4,647,115

		35,435,459
Health care providers and services (1.5%)
HealthEquity, Inc.(NON)	83,650	5,683,181

		5,683,181
Health care technology (1.2%)
Veeva Systems, Inc. Class A(NON)	22,600	4,615,372

		4,615,372
Hotels, restaurants, and leisure (3.7%)
Chipotle Mexican Grill, Inc.(NON)	4,300	8,437,804
First Watch Restaurant Group, Inc.(NON)	105,900	1,973,976
Vail Resorts, Inc.	16,100	3,791,389

		14,203,169
Interactive media and services (2.5%)
Bumble, Inc. Class A(NON)	188,999	3,500,261
Pinterest, Inc. Class A(NON)	206,200	5,977,738

		9,477,999
IT Services (1.9%)
Gartner, Inc.(NON)	20,700	7,319,313

		7,319,313
Life sciences tools and services (6.6%)
Bio-Rad Laboratories, Inc. Class A(NON)	5,900	2,391,624
Danaher Corp.	26,200	6,682,572
ICON PLC (Ireland)(NON)	25,900	6,511,519
Thermo Fisher Scientific, Inc.	17,900	9,821,014

		25,406,729
Machinery (2.2%)
Federal Signal Corp.	136,600	8,344,894

		8,344,894
Mortgage real estate investment trusts (REITs) (1.0%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(R)	146,700	3,830,337

		3,830,337
Pharmaceuticals (1.7%)
Zoetis, Inc.	33,900	6,376,251

		6,376,251
Professional services (4.6%)
Bureau Veritas SA (France)	92,190	2,532,046
Ceridian HCM Holding, Inc.(NON)	54,100	3,830,821
Planet Labs PBC(NON)	984,100	3,660,852
Verra Mobility Corp.(NON)	357,300	7,499,727

		17,523,446
Semiconductors and semiconductor equipment (6.7%)
Applied Materials, Inc.	42,900	6,503,211
ASML Holding NV (NY Reg Shares) (Netherlands)	9,100	6,519,331
First Solar, Inc.(NON)	19,700	4,085,780
NVIDIA Corp.	18,300	8,551,407

		25,659,729
Software (19.8%)
Adobe, Inc.(NON)	18,300	9,994,911
Altair Engineering, Inc. Class A(NON)	40,500	3,035,070
Atlassian Corp. Class A(NON)	26,300	4,785,022
Cadence Design Systems, Inc.(NON)	35,800	8,377,558
CrowdStrike Holdings, Inc. Class A(NON)	40,900	6,611,894
Dynatrace, Inc.(NON)	129,527	7,083,832
Fair Isaac Corp.(NON)	5,500	4,608,835
Palo Alto Networks, Inc.(NON)	35,500	8,873,580
Roper Technologies, Inc.	17,400	8,579,070
ServiceNow, Inc.(NON)	14,700	8,570,100
Zscaler, Inc.(NON)	33,800	5,420,844

		75,940,716
Specialized REITs (0.8%)
Weyerhaeuser Co.(R)	95,300	3,245,918

		3,245,918
Specialty retail (1.3%)
Ulta Beauty, Inc.(NON)	10,900	4,848,320

		4,848,320
Textiles, apparel, and luxury goods (3.1%)
Levi Strauss & Co. Class A	385,700	5,812,499
Lululemon Athletica, Inc. (Canada)(NON)	16,645	6,300,632

		12,113,131
Trading companies and distributors (2.8%)
Core & Main, Inc. Class A(NON)	190,300	6,015,383
United Rentals, Inc.	10,000	4,646,800

		10,662,183

Total common stocks (cost $295,136,362)		$378,815,263

SHORT-TERM INVESTMENTS (1.7%)(a)
		Principal amount/shares	Value
Putnam Short Term Investment Fund Class P 5.39%(AFF)	Shares	5,237,393	$5,237,393
U.S. Treasury Bills 5.324%, 11/16/23(SEGSF)		$800,000	787,484
U.S. Treasury Bills 5.304%, 11/9/23(SEGSF)		300,000	295,602
U.S. Treasury Bills 5.453%, 10/26/23(SEGSF)		100,000	98,743

Total short-term investments (cost $6,419,744)			$6,419,222
TOTAL INVESTMENTS

Total investments (cost $301,556,106)			$385,234,485

	FORWARD CURRENCY CONTRACTS at 7/31/23 (aggregate face value $46,424,271) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Canadian Dollar	Sell	10/18/23	$507,404	$504,234	$(3,170)
		Danish Krone	Sell	9/20/23	1,165,782	1,143,471	(22,311)
		Euro	Sell	9/20/23	4,837,973	4,696,832	(141,141)
	Barclays Bank PLC
		British Pound	Sell	9/20/23	2,027,858	1,956,946	(70,912)
		Euro	Sell	9/20/23	2,133,703	2,099,219	(34,484)
	Citibank, N.A.
		Israeli Shekel	Sell	10/18/23	1,506,117	1,498,617	(7,500)
	Goldman Sachs International
		Israeli Shekel	Buy	10/18/23	2,586,538	2,598,266	(11,728)
	HSBC Bank USA, National Association
		British Pound	Sell	9/20/23	1,064,760	1,027,224	(37,536)
		Canadian Dollar	Sell	10/18/23	733,170	728,598	(4,572)
		Danish Krone	Sell	9/20/23	1,942,629	1,904,829	(37,800)
		Euro	Sell	9/20/23	6,095,712	5,996,629	(99,083)
		Israeli Shekel	Sell	10/18/23	1,013,036	1,008,813	(4,223)
		Swedish Krona	Buy	9/20/23	1,114,146	1,102,938	11,208
	Morgan Stanley & Co. International PLC
		British Pound	Sell	9/20/23	576,216	555,886	(20,330)
		Canadian Dollar	Sell	10/18/23	3,241,268	3,221,110	(20,158)
		Danish Krone	Sell	9/20/23	2,250,930	2,207,614	(43,316)
		Euro	Sell	9/20/23	1,266,996	1,246,339	(20,657)
		Israeli Shekel	Sell	10/18/23	32,792	32,649	(143)
		Swiss Franc	Sell	9/20/23	2,354,499	2,283,877	(70,622)
	NatWest Markets PLC
		Danish Krone	Sell	9/20/23	1,299,733	1,274,769	(24,964)
	State Street Bank and Trust Co.
		British Pound	Sell	9/20/23	2,663,376	2,569,847	(93,529)
		Canadian Dollar	Sell	10/18/23	752,756	748,152	(4,604)
		Euro	Sell	9/20/23	1,934,440	1,902,897	(31,543)
		Swedish Krona	Buy	9/20/23	1,814,735	1,790,706	24,029
		Swiss Franc	Buy	9/20/23	2,375,593	2,323,809	51,784

	Unrealized appreciation						87,021

	Unrealized (depreciation)						(804,326)

	Total						$(717,305)
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2023 through July 31, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $384,262,420.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 4/30/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 7/31/23
Short-term investments
	Putnam Short Term Investment Fund*	$6,488,678	$19,721,222	$20,972,507	$170,816	$5,237,393

	Total Short-term investments	$6,488,678	$19,721,222	$20,972,507	$170,816	$5,237,393
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $770,039.
(R)	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $717,035 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $770,039 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$15,570,816	$—	$—
Consumer discretionary	31,164,620	—	—
Consumer staples	12,445,875	—	—
Financials	20,550,401	—	—
Health care	99,524,191	—	—
Industrials	69,883,723	—	—
Information technology	113,702,578	—	—
Materials	6,763,836	—	—
Real estate	3,245,918	—	—
Utilities	5,963,305	—	—

Total common stocks	378,815,263	—	—
Short-term investments	—	6,419,222	—

Totals by level	$378,815,263	$6,419,222	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(717,305)	$—

Totals by level	$—	$(717,305)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$53,900,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com